SAFE & GREEN HOLDINGS

NASDAQ: SGBX

Investor Presentation

January 2023

Safe Harbor

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes," "estimates," and similar expressions. These forward- looking statements are based on management's expectations and assumptions as of the date of this presentation and include statements regarding the Company's market opportunities, SG Echo, Waldron anticipated in Q1 2023 and Safe and Green Development Corporation's construction and development pipeline. While Safe & Green Holdings believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this presentation. These forward-looking statements are subject to a number of risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include, among others, the Company's ability to complete its projects as scheduled, the Company's ability to expand within its various verticals, the Company's ability to position itself for future profitability, the Company's ability to maintain compliance with the NASDAQ listing requirements, and the other factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2021 and the Company's subsequent filings with the SEC, including subsequent periodic reports on Forms 10-Q and 8-K. The information in this presentation is provided only as of the date of this presentation, and we undertake no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law.


HERBALIFE
SAFE&GREEN

Executive Summary

Safe & Green Holdings is a NASDAQ listed leading modular solutions company that operates under core capabilities which include the development, design, and fabrication of modular structures.

In 2017, Safe & Green Holdings received the first approval in construction history from the International Code Council (ICC) for the reuse of a material for the purposes of code compliant construction. The material approved was the intermodal shipping container for which we received an ESR number which adorns each modified and finished unit.

Our Company has a disruptive business model in large verticals including real property development, domestic manufacturing and point of care medical testing and treatment. We focus on technologies and sectors where domestic need is strong and that the existing solutions are not safe, green nor cost effective. We have vertically integrated, so we capture revenue from concept all the way into operations and asset disposal.

Board of Directors



PAUL GALVIN

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Paul M. Galvin was appointed as a director and the Company's CEO upon consummation of the reverse merger among CDSI Holdings Inc., CDSI Merger Sub, Inc., the Company, and certain stockholders of the Company on November 4, 2011. Mr. Galvin is a founder of Safe & Green Holdings, LLC, the predecessor entity of the Company. He has served as the CEO of the Company since April 2009 and as a director of the Company since January 2007. Mr. Galvin has been a managing member of TAG Partners, LLC ("TAG"), an investment partnership formed for the purpose of investing in the Company since October 2007. Mr. Galvin brings over 30 years of experience developing and managing real estate, including residential condominiums, luxury sales, and market rate and affordable rental projects. Prior to his involvement in real estate, he founded a non-profit organization that focused on public health, housing, and child survival, where he served for over a decade in a leadership position.



CHRISTOPHER MELTON

DIRECTOR

Christopher Melton was appointed as a director of the Company upon consummation of the Merger on November 4, 2011. Mr. Melton is a licensed real estate salesperson in the State of South Carolina and until June 2019 was a principal of Callegro Investments, LLC, a specialist land investor investing in the southeastern U.S., which he founded in 2012.



YANIV BLUMENFELD

DIRECTOR

Yaniv Blumenfeld joined the Board of Directors in April 2018. He founded Glacier Global Partners LLC in 2009 and is responsible for its strategic direction, overseeing its investments and day-to- day management, including origination, underwriting, closing, investor relations, and asset management functions. Mr. Blumenfeld has over 20 years of real estate experience, 13 years of which have been with leading Wall Street firms, where he was responsible for structuring, underwriting, pricing, securitizing, and syndicating over $16 billion of commercial real estate loans and equity transactions.

Board of Directors (cont.)



DAVID VILLARREAL

DIRECTOR

David Villarreal was appointed as a director of the Company on May 28, 2021. Mr. Villarreal's career spans over 40 years in various management, business, and leadership capacities, beginning in 1977 when he served as Deputy Mayor and Senior Deputy Economic Development Advisor, under Mayor Tom Bradley in the City of Los Angeles. He has served since August 2014 as the Chief Administrative Officer of Affinity Partnerships, LLC, a Costco national mortgage services platform provider, with annual closed loan production of $8+ billion through a network of ten national mortgage lenders. From March 2011 to August 2014, he served as the President, Corporate Business Development, of Prime Source Mortgage, Inc. From September 2008 to September 2012, he served as a Consultant to the International Brotherhood of Teamsters.



SHAY HAWKINS

DIRECTOR

Shafron Hawkins was appointed director of the Company on December 22, 2022. Shafron Hawkins' career spans the industries of financial services, government and nonprofits. In June 2002, Hawkins founded Hawkins Capital Group, where he helped raised capital for small companies. In 2016, Hawkins became a legislative fellow in the U.S. House of Representatives, advising a Way and Means Committee member and helping pass the Simplifying America's Tax System (SATS) plan. Hawkins then served as a U.S. Senate Tax and Trade Counsel where he worked to expand the Tax Cuts and Jobs Act to include Opportunity Zones provisions. Hawkins also served as Majority Staff Director for the Senate Finance Subcommittee on Energy, Natural Resources, and Infrastructure, and Majority Staff Director for the Senate Finance Subcommittee on Fiscal Responsibility and Economic Growth. After leaving Capitol Hill, Hawkins founded the Opportunity Funds Association, to advocate for Opportunity Zones and help drive investments into underserved areas. In 2022, Hawkins worked with Congress to introduce the bi-partisan, bi-cameral Opportunity Zones Transparency Extension and Improvement Act to increase investment and greater transparency in Opportunity Zones.



ELIZABETH CORMIER-MAY

DIRECTOR

Elizabeth Cormier-May was appointed director of the Company on January 9, 2023. Ms. Cormier-May, age 41, serves and has served since January 2022 as Senior Vice President and Chief Commercial Officer of IV Bioholdings, LLC, a privately held bio-innovation platform seeking to conceive, create and develop first-in-category precision health technologies and companies that radically improve detection, diagnosis and treatment of disease, serves and has served since March 2021 as a director and Chief Executive Officer of Mammogen. Inc.,a privately held Women's health diagnostics start-up, part of the IV BioHoldings, LLC bio innovation studio, and serves and has served since April 2019, as Chairman of the Board, Co-Founder and Chief Executive Officer of Dragonfly Data Ventures, Inc., a privately held data influence platform, seeking to create a gamified consumer platform that allows users to own, manage, and monetize their health, wellness, fitness, and transactional data.

Market Opportunities

- **$230B**
  Commercial Construction
- **$11B**
  US Point of Care Diagnostic Market (2024)
- **$85B**
  Global Modular
- **$213B**
  Expected Investment into Multifamily in 2022



Segment Overview

Safe & Green Holdings

NASDAQ: SGBX

Manufacturing Segment

$9.5M Revenue (LTM 3Q22)
$9.1M Revenue (LTM 3Q21)

Leading design and construction of a wide variety of modular structures

- All of our structures are built in our own factories in the USA
- Plans to develop several manufacturing locations in the next few years
- Servicing 3rd Party Clientele as well as our Development and Medical segments

Medical Segment

$19.3M Revenue (LTM 3Q22)
$28.1M Revenue (LTM 3Q21)

Turnkey solutions to medical testing and treatment

- Building – from concept to installation
- Testing – full suite from PCR to diagnostic
- Services – Everything from MRI to dental units

SGB DevCorp

$53.6M Combined Assessed Value
$8.0M Combined Purchase Price

Wholly-owned subsidiary for real estate development utilizing SGBX's technology

- Develops, co-develops, builds and finances single and multi-family homes
- Pipeline of $800 million and ~4,200 units
- Keeping factories at near 100% capacity
- Affording manufacturing income, visibility, project fees and asset sales

Environmental Segment

A sustainable medical and waste management solution

- Waste is collected at point of generation in the given container
- Waste is transported / treated in the same container
- Low-volume unrecognizable waste is ready for safe disposal

Note: All revenue data LTM September 30, 2022 and LTM September 30, 2021.

Our Past Clients and Partners

U.S. Department of Defense

NBA

TAVISTOCK GROUP

Jacoby DEVELOPMENT

MINI

TACO BELL

MARRIOTT

verizon✓

LACOSTE

ĀMAN

PUMA

TM

Schneider Electric

Manufacturing Segment

Benefits of Modular and Container based Construction

STRONG

Modules are STRONG, resilient, maritime-grade structures

Engineered to self-center and lock into place when stacked

Factory produced modules provide greater quality of construction

FAST

Builders save time and money and deliver a structure Faster to an end-user

Containers are already "squared" which eliminates significant time in the construction process

Modules are produced when site-work occurs, savings around 50% on total construction time

GREEN

Repurposed containers greatly offset a development's carbon footprint, reducing resource use

Modular construction allows for energy savings and more efficient waste management than traditional construction

First recycled shipping containers approved by ICC

Safe & Green Product Line

GREENSTEEL

GreenSteel is the structural core and shell of a Safe & Green modified container. The units are can be finished in the factory or by a local GC on-site.



"WHITEBOX" MODULAR

WhiteBox designates the shell of a purpose-built module. In addition, units can be partially finished at the facility with the balance to be completed by a local GC.



FINISHED MODULAR

Safe & Green delivers an outfitted product where final units are assembled on site and complete all trim outs and closure pieces so it is ready to occupy.



SG ECHO Modular Factory

SGEcho is a container modifier and modular manufacturer in Durant, Oklahoma that serves as the headquarters for Safe & Green Holdings manufacturing. The facility specializes in the design and construction of permanent modular and temporary modular products.

Safe & Green Holdings has also acquired two additional facilities in the Durant, Oklahoma area to further advance a multi-phased plan to rapidly develop the SG Echo manufacturing in our commitment to the Durant community.





SG ECHO, WALDRON

(Anticipated Q1 2023)



U.S. Based Manufacturing

SG Echo Manufacturing Locations

- Echo (HQ) OK
- Waldron, OK (Anticipated Q1 2023)
- McLean (Magnolia), OK (2023)
- St. Marys, GA (2024)

SGB DevCorp Projects

- Lago Vista*
- Cumberland Inlet, GA
- McLean (Magnolia), OK
- Norman Berry, GA

3rd Party Commercial Sales

- Hospitality
- Temporary Structures
- Quick Service Restaurants
- Military

Medical and Environmental Services

- Clarity Mobile Lab @LAX
- Sanitec Modular Medical Waste Disposal

Commitment to ESG

Safe & Green Holdings is committed to delivering environmentally appropriate products and services that reduce waste, increase efficiency and reduce barriers for working class and underserved populations

ENVIRONMENTAL

- Recycled Materials
- LEED Certifiable
- Modular Efficiency
- Earthquake/Hurricane Resistant
- Point of Care Diagnostic Testing

SOCIAL

- Low-cost homes
- Low Carbon Footprint
- Point of Care Medicine
- Helps the sickest and most vulnerable
- Early Detection saves lives

GOVERNANCE

- Tax transparency
- Ethical business approach
- No data sharing
- No spam
- Publicly Traded
- Independent Board of Directors
- Audit Committee
- Compensation Committee
- Corporate Governance Committee

SG Medical Solutions

Safe & Green Holdings offers a turnkey solution to medical testing and treatment. We customize service and delivery mechanisms for any unique need.

BUILDING

Concept Designs, Full A&E Services, Fabrication Documents, Manufacturing, and Installation

TESTING

PCR, Antigen, Antibody, Drug/Employment Screenings, Diabetes, Cancer, and General Diagnostic

SERVICES

Sample Collection and Processing Units, Examination Rooms, X-ray and MRI Rooms, Operating Rooms, Dental Clinics, Ophthalmology Suites, Specialty Units, Large Employer and University Wellness Centers, Disaster Preparedness, Rural and Urban Healthcare

SG Medical & Clarity Lab Solutions

In 2021, Clarity selected Safe & Green Holdings for its modular technology to accelerate speed of deployment and redeployment into underserved hot spots of labs certified under the Clinical Laboratory Improvement Amendments of 1988 (CLIA) that require high connectivity.

The cost of transporting diagnostic testing samples is high and to meet the high volume of underserved areas, Clarity required CLIA-certified labs that could be deployed at the point of collection.

Safe & Green's D-tec Suite utilized the modular CLIA Labs and were designed to meet the urgent global demand for safe and easily deployable medical response situations.

This deployable technology line (or D-tec) offered a uniquely efficient environment for testing collection and onsite deployable laboratory analysis.



1
2
VID-19 Testing
LAX



Safe and Green Development Corporation

Safe and Green Development Corporation ("SG Development") is a leading real estate developed company, formed in 2021. The company focuses on the development of sites using purpose built, prefabricated modules from both wood and steel. The developments are aimed to be innovate & green single or multifamily projects in underserved regions nationally.

SG Development targets moderate to higher priced developments depending on the needs of the targeted site. The developments will be constructed using modules built in one of Safe and Green Holding Corp's integrated factories.

In addition to these development projects, the company will build additional, strategically placed manufacturing facilities to support our backlog of over 4,000 units.

Development Pipeline

Total Construction and Development Pipeline
Valued at >$800 Million, includes 4,200 units(1)



Monticello, NY
187 Unit Multi-Family Residential
SG Mclean (Magnolia), OK*
Manufacturing Facility, 350 Unit Multi-family Residential
SG Echo (HQ), OK
Manufacturing Facility
Lago Vista, TX
174 Unit Entitled Land for Sale
Waldron, OK
Manufacturing Facility
SG St Mary's, GA*
Manufacturing Facility
Norman Berry, GA*
132 Unit Multi-Family Residential
Cumberland Inlet, GA*
3500 Unit Mixed-Use Residential

***Future Project**

▲ Manufacturing Facility
● Residential Development

(1) As of March 31, 2022.

Third Party Commercial Projects

Meeting the needs of industry leaders in the commercial space




HARD ROCK STADIUM
EXPRESS SHOP


TACO BELL
FEED THE BEAT

- **US Military (GITMO)**
- **StreetFoods – Unique**
- **MoLiving – Luxury Hospitality**
- **Quick Service Restaurant**
- **AIFI – AI Powered Retail Stores**

Revenue Growth

Capitalizing on the opportunity for growth within the medical segment during COVID-19, the Company emerges as more diversified from a revenue perspective and will be able to capitalize on new point-of-care projects to further penetrate the medical market and continue to grow its construction segment


$38,341,702
$8,755,623
$2,984,835
2019
2020
2021

Summarized Balance Sheet

CASH AND CASH EQUIVALENTS[1]	AS OF 9.30.22
CASH	$2,118,169
RESTRICTED CASH	2,000,000
DEBT	
SHORT TERM NOTE	2,500,000
LONG TERM NOTE	750,000
LEASE LIABILITY	2,195,438
EQUITY	
COMMON SHARES OUSTANDING	12,027,091
RESTRICTED STOCK (UNVESTED)	548,770
OPTIONS OUTSTANDING	36,436
WARRANTS OUTSTANDING	2,025,520

Note: All Balance Sheet Data as of September 30, 2022. (1) Does not include sale of Lago Vista property.


SE
PR

SAFE & GREEN HOLDINGS

Thank You